UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2009

U.S. Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10238 (Commission File Number)	52-1216347 (I.R.S. Employer Identification No.)

40 Tower Lane 1st Floor Avon, CT	06001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (860) 678-7537

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

As previously reported, U.S. Energy Systems, Inc. (the “Company”) and two of its subsidiaries, U.S. Energy Overseas Investments LLC (“USEO”) and GBGH, LLC (“GBGH”), are operating under chapter 11 of Title 11 of the United States Code (the “Code”).  The debtors’ cases are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) where they have been consolidated under the caption In re U.S. Energy Systems, Inc. et al., Case No. 08-10054.

On May 26, 2009, the Bankruptcy Court entered an order confirming GBGH’s Second Amended Plan of Reorganization (the “Plan”) pursuant to chapter 11 of the Code.   Capitalized terms used in this Item 8.01 but not otherwise defined herein have the meanings given to such terms in the Plan.

The Plan is expected to become effective on or around June 8, 2009 (the “Effective Date”).   The Plan resolves all outstanding claims  against and interests in GBGH.  Subject to the specific provisions set forth in the Plan, all obligations owed to secured creditors will be discharged and in exchange, holders of first lien secured obligations will receive their pro rata shares of $65 million of new secured credit facilities and their pro rata share of 97.5% of the New Membership Interests in the Reorganized GBGH.  Holders of second lien secured obligations will receive their pro rata shares of 2.5% of the New Membership Interests in the Reorganized GBGH and 100% of the Warrants to be issued by the Reorganized GBGH.  On the Effective Date, all existing membership interests in GBGH will be cancelled, including the Company’s 79% equity interests in GBGH which it owns through its wholly owned subsidiary, USEO.

The cancellation of the Company’s equity interests in GBGH, coupled with the recent sale by the Company of its interests in the assets of subsidiary US Energy Biogas Corp., complete the resolution and disposition of substantially all of the Company’s assets.  Over the next three to six months, the Company anticipates that it will seek confirmation of a plan of liquidation under chapter 11 of the Code.   If such a plan were to be approved by the Bankruptcy Court, the Company anticipates it would promptly file a Form 15 certifying to and notifying the United States Securities and Exchange Commission of the termination of the registration under the Exchange Act of 1934 of its common stock.

A copy of the Plan, as confirmed, is attached as Exhibit 99.1 to this Current Report on Form 8-K.  A summary of the Plan is provided in the Disclosure Statement with respect to the Plan, a copy of which is attached hereto as Exhibit 99.2.

Any questions pertaining to the Chapter 11 filings should be directed to Peter S. Partee Sr. at Hunton & Williams LLP, counsel for the debtors, phone number (212) 309-1056.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Second Amended Plan of Reorganization of GBGH, LLC
99.2	Disclosure Statement with respect to Second Amended Plan of Reorganization of GBGH, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc.

By:	/s/ Richard Augustine
Richard Augustine
Chief Accounting Officer

Date: May 28, 2009

EXHIBIT INDEX

No.	Description

99.1	Second Amended Plan of Reorganization of GBGH, LLC
99.2	Disclosure Statement with respect to Second Amended Plan of Reorganization of GBGH, LLC